Subsequent Events	12 Months Ended
Jun. 30, 2020
Events after reporting period [Abstract]
Subsequent Events
Subsequent Events

Equity Financing

Subsequent to June 30, 2020 and as at September 22, 2020, the Company issued 5,278,286 common shares under the ATM program for US$36.7 million gross proceeds.
Amendment to High Tide

On July 23, 2020, the Company amended its $10.0 million unsecured convertible debentures with High Tide to (i) extend the maturity date from December 12, 2020 to January 1, 2025, (ii) decrease the conversion price from $0.75 to $0.425 per common share, (iii) convert the debt to a secured debenture against certain High Tide’s assets and properties, and (iv) increase the principal outstanding balance to $10.8 million. The Company also entered into a debt restructuring agreement where by High Tide would pay a 0.5% royalty payment beginning November 1, 2021, with an automatic increase of an additional 0.5% each subsequent year.

Sale of Aurora Hemp Europe

On July 31, 2020, the Company sold its Lithuanian subsidiary, Aurora Hemp Europe, to the subsidiary’s President and former owner. Aurora Hemp Europe provided hemp seed contracting and processing. The sale was a result of hemp-based consumer packaged goods no longer aligning with the Company’s strategy to focus on core cannabis operations.

Mutual Termination of the UFC Partnership

On September 8, 2020, the Company and UFC terminated its partnership for a one-time payment of US$30.0 million.